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EXHIBIT (17)(D)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

DYNAMIC CALLING - POSITION A
VOTE BY INTERNET - WWW.PROXYVOTE.COM

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by STI Classic Funds in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postagepaid envelope we have provided or return it to STI Classic Funds, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

STI CLASSIC FUNDS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

VOTE ON PROPOSAL

1. To approve the Plan of Reorganization for the Balanced Fund and the Life Vision Moderate Growth Fund, which provides for and contemplates (i) the transfer of all of the assets and stated liabilities of the Balanced Fund in exchange for shares of the corresponding classes of the Life Vision Moderate Growth Fund of equal value and (ii) the distribution of shares of the corresponding classes of the Life Vision Moderate Growth Fund of equal value to the shareholders of the Balanced Fund.

FOR
0

AGAINST
0

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EXHIBIT (17)(D)

ABSTAIN
0

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged. This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.


-------------------------------------
Signature [PLEASE SIGN WITHIN BOX]
Date


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Signature (Joint Owners) Date

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EXHIBIT (17)(D)

                                STI CLASSIC FUNDS
                            STI CLASSIC BALANCED FUND
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-888-STI-FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 20, 2007

The undersigned hereby appoints Cynthia Surprise and Kerry Reilly, or either of them (with full power to act in the absence of the other, each with full power of substitution), his/her attorney and proxy to vote and act with respect to all shares of the STI Classic Balanced Fund (the "Fund"), a series of STI Classic Funds held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 20, 2007, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, and at any postponement or adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matter referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THE PROXY MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON FEBRUARY 16, 2007.